UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TWELVE SEAS INVESTMENT COMPANY II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED April 26, 2024

TWELVE SEAS INVESTMENT COMPANY II
228 Park Avenue S.
Suite 89898
New York, NY 10003-1502

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF TWELVE SEAS INVESTMENT COMPANY II:

You are cordially invited to attend the special meeting of stockholders (the “Meeting”) of Twelve Seas Investment Company II (“we,” “us,” “our” or the “Company”), to be held at [      ] Eastern Time on [    ], 2024.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting [   ].

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated [ ], 2024, and is first being mailed to stockholders of the Company on or about [    ], 2024. The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)

a proposal to amend the Company’s amended and restated certificate of incorporation, as amended and currently in effect (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on March 2, 2021 (the “IPO”), from June 2, 2024 to December 2, 2024, or such earlier date as determined by the Company’s board of directors (the “Board”) (each such extension, an “Extension,” and such extended date, the “Extended Date”); and

2)	a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The Company initially had until March 2, 2023, to consummate an initial Business Combination. On February 28, 2023, the Company held a special meeting of stockholders, at which stockholders approved an extension of the time the Company has to complete a Business Combination from March 2, 2023 to December 2, 2023, or such earlier date as determined by the Board (the “First Extension”). In connection with such meeting, stockholders holding 31,291,466 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”), and as a result $318,435,861 (approximately $10.17 per share) was removed from the Trust Account to pay such holders. In connection with the First Extension, on March 3, 2023, the Company issued a promissory note in the aggregate principal amount of up to $900,000 to Twelve Seas Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company equal installments of $100,000, or approximately $0.03 per Public Share that was not redeemed in connection with the First Extension, which was deposited into the Trust Account for each month of the First Extension. Following the redemptions in connection with the First Extension, the Company had 3,208,534 Public Shares outstanding.

On February 6, 2023, the Sponsor and the representative of the IPO underwriters (the “Representative”) elected to convert on a one-for-one basis 8,625,000 shares of our Class B common stock that were issued prior to our IPO into 8,625,000 shares of Class A common stock (the “Founder Conversion”), and following the Founder Conversion, our Sponsor and the Representative no longer owned any shares of Class B common stock. The 8,625,000 shares of Class A common stock issued to our Sponsor and the Representative in connection with the Founder Conversion are collectively referred to herein as the “Founder Shares.” The Founder Shares, following the Founder Conversion, are subject to the same restrictions as the Class B common stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the prospectus for our IPO. The Founder Shares are entitled to registration rights. Our Sponsor also owns 660,000 private placement units (together with the 230,000 private placement units purchased by the Representative, the “Private Placement Units”), purchased in a private placement that occurred simultaneously with the completion of the IPO.

On November 27, 2023, the Company held a special meeting in lieu of an annual meeting of stockholders, at which stockholders approved, among other things, an extension of the time the Company has to complete a Business Combination from December 2, 2023 to June 2, 2024, or such earlier date as determined by the Board (the “Second Extension”). In connection with such meeting, stockholders holding 1,859,153 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account, and as a result $19.567 million (approximately $10.52 per share) was removed from the Trust Account to pay such holders. In connection with the Second Extension, on December 1, 2023, the Company issued a promissory note in the aggregate principal amount of up to $202,410  to the Sponsor, pursuant to which the Sponsor agreed to loan to the Company equal installments of $33,735, which have been and will continue to be deposited into the Trust Account for each month, from December 2, 2023 until June 2, 2024, or portion thereof, that is needed of the Second Extension to complete an initial Business Combination. Following the redemptions in connection with the Second Extension, the Company has 1,349,381 Public Shares outstanding.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Crystal Lagoons Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated as of December 22, 2023, as it may be amended and/or restated from time to time (“Crystal Lagoons Merger Agreement”), which we entered into with (i) Crystal Lagoons U.S. Corp., a Delaware corporation, (ii) CL Newco Inc., a Delaware corporation, (iii) Twelve Seas II Merger Sub 1 Inc., a Delaware corporation and our wholly owned subsidiary and (iv) Twelve Seas II Merger Sub 2 LLC, a Delaware limited liability company and our wholly owned subsidiary. For more information about the Crystal Lagoons Business Combination and the Crystal Lagoons Merger Agreement, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 29, 2023.

Following the approval of the Second Extension, the Charter currently provides that the Company has until June 2, 2024 to complete its initial Business Combination. While we are using our best efforts to complete the Crystal Lagoons Business Combination as soon as practicable, the Board believes that there will not be sufficient time before June 2, 2024 to complete the Crystal Lagoons Business Combination. Accordingly, the Board believes that in order to be able to consummate the Crystal Lagoons Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite our best efforts, be able to complete the Crystal Lagoons Business Combination or another initial Business Combination on or before June 2, 2024. If that were to occur, we would be precluded from completing the Crystal Lagoons Business Combination or another initial Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment and consummate the Crystal Lagoons Business Combination.

If the Extension Amendment Proposal is approved and the Extension implemented, subject to satisfaction of the conditions to closing in the Crystal Lagoons Merger Agreement (including, without limitation, receipt of stockholder approval of the Crystal Lagoons Business Combination), the Company intends to complete the Crystal Lagoons Business Combination as soon as possible and in any event on or before the Extended Date. However, there is no assurance that we will be able to consummate the Crystal Lagoons Business Combination, given the actions that must occur prior to closing of the Crystal Lagoons Business Combination.

On February 27, 2024, we received a notice (“Nasdaq Notice”) from the Listing Qualifications Department (the “Nasdaq Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that we failed to comply with Nasdaq IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement.

Pursuant to the Nasdaq Notice, if we did not request a hearing before the Hearings Panel of Nasdaq (the “Nasdaq Panel”), our securities would have been subject to suspension and delisting from the Nasdaq Capital Market at the opening of business on March 7, 2024, and a Form 25-NSE would have been filed with the SEC, which would have removed our securities from listing and registration on Nasdaq.

On March 4, 2024, we timely requested a hearing before the Nasdaq Panel to appeal the Nasdaq Notice. Such hearing request stays the suspension of trading of our securities, and our securities will continue to trade on the Nasdaq Capital Market until the hearing process concludes and the Nasdaq Panel issues a written decision.

On March 5, 2024, we received a letter from the Nasdaq Staff notifying us that our hearing before the Nasdaq Panel will be held on May 2, 2024.

There can be no assurance that the Nasdaq Panel will grant our request for a suspension of delisting or continued listing on the Nasdaq Capital Market.

On April 26, 2024, we received a second notice (the “Second Nasdaq Notice”) from the Nasdaq Staff notifying us that we are not in compliance with Nasdaq’s Listing Rules as set forth in in Listing Rule 5250(c)(1) given our failure to timely file our Annual Report on Form 10-K for the year ended December 31, 2023. In accordance with Nasdaq rules, a company that receives a delist determination for delinquency can request an appeal to the Nasdaq Panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. A request for a hearing regarding a delinquent filing will stay the suspension of such company’s securities only for a period of 15 days from the date of the request. The Second Nasdaq Notice provided that, since the Company is already before the Nasdaq Panel for its failure to complete a business combination, we will have seven days, or until April 30, 2024, to request a stay of the suspension, pending a Nasdaq Panel decision. We intend to submit a request for a stay of the suspension. However, there can be no assurance that the Nasdaq Panel will grant our request for a stay of suspension of delisting.

In connection with the Extension Amendment Proposal, holders of the Public Shares (“Public Stockholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or [       ], 2024). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us, on a monthly basis, loans (the “Loans”) equal to the lesser of (x) $[      ] in the aggregate or (y) $[     ] for each Public Share that is not redeemed (such amount, the “Monthly Amount”), which amount will be paid if the Business Combination is not consummated by June 2, 2024, for each calendar month (commencing on June 3, 2024, and ending on the second (2nd) day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until December 2, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [      ] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on December 2, 2024, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $[    ] per share, with the aggregate maximum contribution to the Trust Account being $[     ]. However, if [     ] Public Shares are redeemed and [     ] of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $[    ] per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account by June 3, 2024. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the second (2nd) day of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether, and for how many months, to extend up to December 2, 2024, and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate.

As of the Record Date (as defined below), based on funds in the Trust Account of approximately $[ ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[ ] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on the Record Date as reported on the Nasdaq Capital Market was $10.[ ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by June  2, 2024, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by June 2, 2024. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. However, our Sponsor, officers, directors or Representative will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares that they acquired in or after our IPO if we fail to complete our Business Combination by June 2, 2024.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Our Board has fixed the close of business on April 30, 2024 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal, and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

[ ], 2024	By Order of the Board of Directors

	Name:	Dimitri Elkin
	Title:	Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal, if presented. Failure to vote by proxy or to vote in person (including virtually) at the Meeting will also have no effect on the outcome of the vote on the Adjournment Proposal, if presented.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [      ], 2024: This notice of Meeting and the accompanying Proxy Statement are available at [       ].

TWELVE SEAS INVESTMENT COMPANY II
228 Park Avenue S.
Suite 89898
New York, NY 10003-1502

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The special meeting of stockholders (the “Meeting”) of Twelve Seas Investment Company II (“we,” “us,” “our” or the “Company”), will be held at [     ] Eastern Time on [    ], 2024.

You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at [    ]. The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)

a proposal to amend the Company’s amended and restated certificate of incorporation, as amended and currently in effect (the “Charter”), in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on March 2, 2021 (the “IPO”), from June 2, 2024 to December 2, 2024, or such earlier date as determined by the Company’s board of directors (the “Board”) (each such extension, an “Extension,” and such extended date, the “Extended Date”); and

2)	a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The Company initially had until March 2, 2023, to consummate an initial Business Combination. On February 28, 2023, the Company held a special meeting of stockholders, at which stockholders approved an extension of the time the Company has to complete a Business Combination from March 2, 2023 to December 2, 2023, or such earlier date as determined by the Board (the “First Extension”). In connection with such meeting, stockholders holding 31,291,466 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”), and as a result $318,435,861 (approximately $10.17 per share) was removed from the Trust Account to pay such holders. In connection with the First Extension, on March 3, 2023, the Company issued a promissory note in the aggregate principal amount of up to $900,000 (the “First Extension Promissory Note”) to Twelve Seas Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company equal installments of $100,000, or approximately $0.03 per Public Share that was not redeemed in connection with the First Extension, which was deposited into the Trust Account for each month of the First Extension. Following the redemptions in connection with the First Extension, the Company had 3,208,534 Public Shares outstanding.

On February 6, 2023, the Sponsor and the representative of the IPO underwriters (the “Representative”) elected to convert on a one-for-one basis 8,625,000 shares of our Class B common stock that were issued prior to our IPO into 8,625,000 shares of Class A common stock (the “Founder Conversion”), and following the Founder Conversion, our Sponsor and the Representative no longer owned any shares of Class B common stock. The 8,625,000 shares of Class A common stock issued to our Sponsor and the Representative in connection with the Founder Conversion are collectively referred to herein as the “Founder Shares.” The Founder Shares, following the Founder Conversion, are subject to the same restrictions as the Class B common stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the prospectus for our IPO filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 1, 2021 (the “IPO Prospectus”). The Founder Shares are entitled to registration rights. Our Sponsor also owns 660,000 private placement units (together with the 230,000 private placement units purchased by the Representative, the “Private Placement Units”), purchased in a private placement that occurred simultaneously with the completion of the IPO.

On November 27, 2023, the Company held a special meeting in lieu of an annual meeting of stockholders, at which stockholders approved, among other things, an extension of the time the Company has to complete a Business Combination from December 2, 2023 to June 2, 2024, or such earlier date as determined by the Board (the “Second Extension”). In connection with such meeting, stockholders holding 1,859,153 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account, and as a result $19.567 million (approximately $10.52 per share) was removed from the Trust Account to pay such holders. In connection with the Second Extension, on December 1, 2023, the Company issued a promissory note in the aggregate principal amount of up to $202,410  to the Sponsor (the “Second Extension Promissory Note”), pursuant to which the Sponsor agreed to loan to the Company equal installments of $33,735, which have been and will continue to be deposited into the Trust Account for each month, from December 2, 2023 until June 2, 2024, or portion thereof, that is needed of the Second Extension to complete an initial Business Combination. Following the redemptions in connection with the Second Extension, the Company has 1,349,381 Public Shares outstanding.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Crystal Lagoons Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated as of December 22, 2023, as it may be amended and/or restated from time to time (“Crystal Lagoons Merger Agreement”), which we entered into with (i) Crystal Lagoons U.S. Corp., a Delaware corporation (“Original Crystal Lagoons”), (ii) CL Newco Inc., a Delaware corporation (“Crystal Lagoons”), (iii) Twelve Seas II Merger Sub 1 Inc., a Delaware corporation and our wholly owned subsidiary (“Merger Sub 1”) and (iv) Twelve Seas II Merger Sub 2 LLC, a Delaware limited liability company and our wholly owned subsidiary (“Merger Sub 2”, and together with Merger Sub 1, the “Merger Subs”). For more information about the Crystal Lagoons Business Combination and the Crystal Lagoons Merger Agreement, see our Current Report on Form 8-K filed with the SEC on December 29, 2023 (the “Business Combination 8-K”).

Following the approval of the Second Extension, the Charter currently provides that the Company has until June 2, 2024 to complete its initial Business Combination. While we are using our best efforts to complete the Crystal Lagoons Business Combination as soon as practicable, the Board believes that there will not be sufficient time before June 2, 2024 to complete the Crystal Lagoons Business Combination. Accordingly, the Board believes that in order to be able to consummate the Crystal Lagoons Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite our best efforts, be able to complete the Crystal Lagoons Business Combination or another initial Business Combination on or before June 2, 2024. If that were to occur, we would be precluded from completing the Crystal Lagoons Business Combination or another initial Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment and consummate the Crystal Lagoons Business Combination.

If the Extension Amendment Proposal is approved and the Extension implemented, subject to satisfaction of the conditions to closing in the Crystal Lagoons Merger Agreement (including, without limitation, receipt of stockholder approval of the Crystal Lagoons Business Combination), the Company intends to complete the Crystal Lagoons Business Combination as soon as possible and in any event on or before the Extended Date. However, there is no assurance that we will be able to consummate the Crystal Lagoons Business Combination, given the actions that must occur prior to closing of the Crystal Lagoons Business Combination.

On February 27, 2024, we received a notice (“Nasdaq Notice”) from the Listing Qualifications Department (the “Nasdaq Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that we failed to comply with Nasdaq IM-5101-2, which requires that a special purpose acquisition company (a “SPAC”) must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement.

Pursuant to the Nasdaq Notice, if we did not request a hearing before the Hearings Panel of Nasdaq (the “Nasdaq Panel”), our securities would have been subject to suspension and delisting from the Nasdaq Capital Market at the opening of business on March 7, 2024, and a Form 25-NSE would have been filed with the SEC, which would have removed our securities from listing and registration on Nasdaq.

On March 4, 2024, we timely requested a hearing before the Nasdaq Panel to appeal the Nasdaq Notice. Such hearing request stays the suspension of trading of our securities, and our securities will continue to trade on the Nasdaq Capital Market until the hearing process concludes and the Nasdaq Panel issues a written decision.

On March 5, 2024, we received a letter from the Nasdaq Staff notifying us that our hearing before the Nasdaq Panel will be held on May 2, 2024.

There can be no assurance that the Nasdaq Panel will grant our request for a suspension of delisting or continued listing on the Nasdaq Capital Market.

On April 26, 2024, we received a second notice (the “Second Nasdaq Notice”) from the Nasdaq Staff notifying us that we are not in compliance with Nasdaq’s Listing Rules as set forth in in Listing Rule 5250(c)(1) given our failure to timely file our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”). In accordance with Nasdaq rules, a company that receives a delist determination for delinquency can request an appeal to the Nasdaq Panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. A request for a hearing regarding a delinquent filing will stay the suspension of such company’s securities only for a period of 15 days from the date of the request. The Second Nasdaq Notice provided that, since the Company is already before the Nasdaq Panel for its failure to complete a business combination, we will have seven days, or until April 30, 2024, to request a stay of the suspension, pending a Nasdaq Panel decision. We intend to submit a request for a stay of the suspension. However, there can be no assurance that the Nasdaq Panel will grant our request for a stay of suspension of delisting.

In connection with the Extension Amendment Proposal, holders of the Public Shares (“Public Stockholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or [ ], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us, on a monthly basis, loans (the “Loans”) equal to the lesser of (x) $[ ] in the aggregate or (y) $[ ] for each Public Share that is not redeemed (such amount, the “Monthly Amount”), which amount will be paid if the Business Combination is not consummated by June 2, 2024, for each calendar month (commencing on June 3, 2024, and ending on the second (2nd) day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until December 2, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [ ] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on December 2, 2024, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $[ ] per share, with the aggregate maximum contribution to the Trust Account being $[ ]. However, if [ ] Public Shares are redeemed and [ ] of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $[ ] per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account by June 3, 2024. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the second (2nd) day of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether, and for how many months, to extend up to December 2, 2024, and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[ ] that was in the Trust Account as of the Record Date (as defined below). In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by June  2, 2024, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by June 2, 2024 (the “Combination Period”). In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. However, our Sponsor, officers, directors or Representative will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares that they acquired in or after our IPO if we fail to complete our Business Combination by June 2, 2024. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any (x) any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and (y) claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of the Record Date, based on funds in the Trust Account of approximately $[ ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[ ] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, as described in the IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Meeting may subject the Company to pay the Excise Tax.

In the event the Company is required to pay the Excise Tax, it will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated February 25, 2021 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Extension Amendment Proposal is approved.

Our Board has fixed April 30, 2024 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 11,139,381 shares of our Class A common stock and no shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (“Advantage” or the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the management of the Company (“Management”) may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated [ ], 2024 and is first being mailed to stockholders on or about [  ], 2024.

By Order of the Board of Directors

Name:	Dimitri Elkin
Title:	Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting of stockholders, to be held at [ ] Eastern Time on [ ], 2024, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about [ ], 2024.

We are a blank check company formed in Delaware on July 21, 2020, for the purpose of effecting a Business Combination with one or more businesses. On March 2, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $308,000,000 ($10.00 per unit) in the aggregate. The underwriters of the IPO (the “Underwriters”) had a 45-day option from March 2, 2021, to purchase up to an additional 4,500,000 units to cover over-allotments. On March 8, 2021, the Underwriters exercised their over-allotment option in full, and the closing of the issuance and sale of the additional 4,500,000 units (the “Over-Allotment Units”) occurred on March 10, 2021, generating gross proceeds of $45,000,000. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 90,000 Private Placement Units at a price of $10.00 per Private Placement Unit, generating an additional $900,000 of gross proceeds.

Following the closing of the IPO and the over-allotment option, which was fully exercised, on March 2, 2021, and March 10, 2021, respectively, $345,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO (the “Units”) and the sale of the Private Placement Units was placed in a Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to Public Stockholders if there is no qualifying Business Combination consummated on or before a certain date (in our case, June 2, 2024).

The Company initially had until March 2, 2023, to consummate an initial Business Combination. On February 28, 2023, the Company held a special meeting of stockholders, at which stockholders approved an extension of the time the Company has to complete a Business Combination from March 2, 2023 to December 2, 2023, or such earlier date as determined by the Board. On November 27, 2023, the Company held a special meeting in lieu of an annual meeting of stockholders, at which stockholders approved, among other things, an extension of the time the Company has to complete a Business Combination from December 2, 2023 to June 2, 2024, or such earlier date as determined by the Board.

Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Crystal Lagoons Business Combination. The Meeting is being held to allow us additional time to complete the Crystal Lagoons Business Combination.

The Proposals

What is being voted on?

You are being asked to vote on two proposals:

●

Extension Amendment Proposal. A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from June 2, 2024 to December 2, 2024, or such earlier date as determined by the Board. Monthly Amounts will be paid, if the Business Combination is not consummated by June 2, 2024, for each calendar month (commencing on June 3, 2024, and ending on the second (2nd) day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until December 2, 2024; and

●	Adjournment Proposal. A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete the Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by June 2, 2024, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units issued to them simultaneously with the closing of the IPO. However, our Sponsor, officers, directors or Representative will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares that they acquired in or after our IPO if we fail to complete our Business Combination by June 2, 2024. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

Why is the Company proposing the Extension Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before June 2, 2024. As explained below, we will not be able to complete the Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete an initial Business Combination, specifically the Crystal Lagoons Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

While we are using our best efforts to complete the Crystal Lagoons Business Combination as soon as practicable, the Board believes that there will not be sufficient time before June 2, 2024 to complete the Crystal Lagoons Business Combination. Accordingly, the Board believes that in order to be able to consummate the Crystal Lagoons Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite our best efforts, be able to complete the Crystal Lagoons Business Combination or another initial Business Combination on or before June  2, 2024. If that were to occur, we would be precluded from completing the Crystal Lagoons Business Combination or another initial Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate the Crystal Lagoons Business Combination (or if the Crystal Lagoons Business Combination is not consummated, another initial Business Combination) to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

If the Extension Amendment is approved and implemented, subject to satisfaction of the conditions to closing in the Crystal Lagoons Merger Agreement (including, without limitation, receipt of stockholder approval of the Crystal Lagoons Business Combination), the Company intends to complete the Crystal Lagoons Business Combination as soon as possible and in any event on or before the Extended Date. However, there is no assurance that we will be able to consummate the Crystal Lagoons Business Combination, given the actions that must occur prior to closing of the Crystal Lagoons Business Combination.

The Company believes that given its expenditure of time, effort and money on finding the Crystal Lagoons Business Combination, circumstances warrant providing Public Stockholders an opportunity to consider the Crystal Lagoons Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from June 2, 2024 to December 2, 2024 (or such earlier date as determined by the Board).

You are not being asked to vote on the Crystal Lagoons Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give the Company more time to seek approval of the Extension Amendment Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes that it is in the best interests of its stockholders that we continue our existence until the Extended Date (or such earlier date as determined by the Board) in order to allow us more time to identify potential Business Combination targets and to complete our Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from June 2, 2024, up to December 2, 2024 (or such earlier date as determined by the Board). The Extension would give the Company the opportunity to enter into and consummate a Business Combination with potential target companies, including Crystal Lagoons.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before June 2, 2024, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

What vote is required to adopt the Proposals?

●	Extension Amendment Proposal. The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the Record Date.

●	Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Our Sponsor, officers and directors, following redemptions by our Public Stockholders in connection with the First Extension and Second Extension, own approximately 79.8% of the outstanding shares of common stock entitled to vote at the Meeting and intend to vote all of the shares of common stock owned by them in favor of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. Assuming that a quorum is achieved at the Meeting and our Sponsor, officers and directors vote all of the shares of common stock owned by them at the Meeting, the Extension Amendment Proposal and, if presented, the Adjournment Proposal, can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Extension Amendment Proposal and, if presented, the Adjournment Proposal.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Extension Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, so long as you make the Election. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. Currently, our Sponsor, Board and Management own approximately 79.8% of our issued and outstanding shares of common stock, including 8,225,000 Founder Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment Proposal.

In addition, the Sponsor may enter into arrangements with a limited number of stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor and/or the Company may provide such stockholders either Company securities or membership interests in the Sponsor or other consideration pursuant to such arrangements.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, ownership of (i) 8,225,000 Founder Shares (purchased for a nominal price prior to the IPO), (ii) 660,000 Private Placement Units (purchased for $10.00 per Private Placement Unit), which would expire worthless if the Business Combination is not consummated, (iii) a promissory note in the principal amount of up to $300,000 (the “IPO Promissory Note”) issued to finance our IPO costs and expenses, of which approximately $36,921 was outstanding as of March 31, 2024, (iv) the First Extension Promissory Note in the principal amount of up to $900,000 issued to fund the First Extension, of which $900,000 had been drawn down as of March 31, 2024, (v) the Second Extension Promissory Note in the principal amount of up to $202,410 issued to fund the Second Extension, of which $50,000 had been drawn down as of March 31, 2024 and (vi) a promissory note in the principal amount of $750,000 issued on August 16, 2023 (the “Sponsor Promissory Note”), of which, as of March 31, 2024, no amounts had been paid and $750,000 was due on demand. See the section below entitled “Proposal One — The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

The Extension Amendment Proposal

What amount will holders receive upon consummation of a Business Combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us, on a monthly basis, Loans equal to the Monthly Amount, which amount will be paid if the Business Combination is not consummated by June 2, 2024, for each calendar month (commencing on June  3, 2024, and ending on the second (2nd) day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until December 2, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [    ] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on December 2, 2024, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $[      ] per share, with the aggregate maximum contribution to the Trust Account being $[      ]. However, if [       ] Public Shares are redeemed and [    ] of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $[        ] per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account by June 3, 2024. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the second (2nd) day of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether, and for how many months, to extend up to December 2, 2024, and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by June 2, 2024, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. However, our Sponsor, officers, directors or Representative will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares that they acquired in or after our IPO if we fail to complete our Business Combination by June 2, 2024. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved and implemented, the Company will continue to attempt to consummate the Crystal Lagoons Business Combination (or, if the Crystal Lagoons Business Combination is not consummated, another initial Business Combination) until the Extended Date.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the shares of common stock outstanding as of the Record Date, we will file a third amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and expect that our Units, Public Shares and the warrants included as part of the Units sold in the IPO (the “Public Warrants”) will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens to our warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by June 2, 2024, there will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless in the event of our winding up.

What happens to our warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

How do I redeem my shares of Class A common stock?

If the Extension is implemented, each of our Public Stockholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, including the Crystal Lagoons Business Combination, or if we have not consummated a Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on [ ], 2024 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

Information about the Meeting

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Meeting including the URL address, [ ], along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental’s contact information is as follows: 917-262-2373, or proxy@continentalstock.com.

If you do not have internet capabilities, you can listen to the meeting by dialing: 1 (800) 450-7155 (toll-free) within the U.S. and Canada, or 1 (857) 999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number [  ]#. This is a listen-only option, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Chief Executive Officer at dimitri@twelveseascapital.com, so that it is received by our Chief Executive Officer prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

●	Extension Amendment Proposal. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our common stock as of the Record Date, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

●	Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will also have no effect on this proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe the Extension Amendment Proposal and the Adjournment Proposal, if presented, will be considered non-discretionary, and therefore your broker, bank, or nominee cannot vote your shares without your instruction on these proposals. Consequently, your bank, broker, or other nominee can vote your shares for these proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person (including virtually) or represented by proxy, constitute a “quorum.”

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 5,569,691 shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our common stock at the close of business on the Record Date, April 30, 2024, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On the Record Date, 11,139,381 shares of our Class A common stock and no shares of Class B common stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

●	Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record.”

●	Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Dimitri Elkin, our Chief Executive Officer, and Jonathan Morris, our Chief Financial Officer, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Elkin or Mr. Morris to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal and Adjournment Proposal, if presented, are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

How can I vote if I am a stockholder of record?

●	Online. If you are a stockholder of record, you may vote online at the Meeting.

●	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

●	Online at the Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the subsection above entitled “How do I attend the Meeting.”

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s common stock will be voted “FOR” the Proposals.

How many votes do I have?

Each share of our Class A common stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Company’s common stock.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

You may also contact us at:

Twelve Seas Investment Company II
228 Park Avenue S.
Suite 89898
New York, NY 10003-1502
dimitri@twelveseascapital.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the Crystal Lagoons Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete the Business Combination, including the Crystal Lagoons Business Combination;

●	the anticipated benefits of the Business Combination, such as the Crystal Lagoons Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account; and

●	the competitive environment in which our successor will operate following the Business Combination.

Additionally, on January 24, 2024, the SEC adopted new rules and regulations for SPACs, which will become effective on July 1, 2024 (the “2024 SPAC Rules”), that will affect SPAC business combination transactions. The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC business combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination, including the Crystal Lagoons Business Combination, and may increase the costs and time related thereto.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors,” and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in (i) our IPO Prospectus, (ii) our Form 10-Q for the Quarterly Period ended June 30, 2021, and filed with the SEC on August 16, 2021, (iii) our Form 10-Q/A for the Quarterly Period ended September 30, 2021, and filed with the SEC on April 1, 2022, (iv) our Form 10-K for the Fiscal Year ended December 31, 2021, and filed with the SEC on April 1, 2022, (v) our Form 10-Q for the Quarterly Period ended March 31, 2022, and filed with the SEC on May 16, 2022, (vi) our Form 10-Q for the Quarterly Period ended June 30, 2022, and filed with the SEC on August 15, 2022, (vii) our Form 10-Q for the Quarterly Period ended September 30, 2022, and filed with the SEC on November 14, 2022, (viii) our proxy statement on Schedule 14A filed with the SEC on February 8, 2023, (ix) our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023, (x) our Quarterly Report on Form 10-Q for the period ended March 31, 2023, filed with the SEC on May 22, 2023, (xi) our Definitive Proxy Statement on Schedule 14A, as filed with the SEC on November 8, 2023, (xii) our Quarterly Report on Form 10-Q for the period ended September 30, 2023, filed with the SEC on November 14, 2023, and (xiii) any other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Company can provide no assurances that the Crystal Lagoons Business Combination or another initial Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Company plans to seek stockholder approval of the Business Combination. A preliminary version of the Proxy Statement/Prospectus on Schedule 14A for such stockholder meeting and approval relating to the Crystal Lagoons Business Combination was filed with the SEC on February 14, 2024.

We are required to offer stockholders the opportunity to redeem their Public Shares in connection with the Extension Amendment and, if needed, any additional amendments to the Charter, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial Business Combination. Even if the Extension Amendment Proposal (or the Crystal Lagoons Business Combination) is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the IR Act, commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the Excise Tax. In April 2024, the Treasury Department issued proposed regulations providing guidance with respect to the Excise Tax. Taxpayers may rely on these proposed regulations until final regulations are issued. Under the proposed regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our Public Shares in connection with an extension of the Combination Period may subject us to the Excise Tax, unless one of the two exceptions above apply. Such redemptions would only occur if an extension of the Combination Period is approved by our stockholders and such extension is implemented by the Board.

As described in the section below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights,” if the deadline for us to complete a Business Combination (currently June 2, 2024) is extended, our Public Stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase may be subject to the Excise Tax. The extent to which we would be subject to the Excise Tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year  subsequent to the year in which a Redemption Event occurs and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the Excise Tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the Excise Tax remain to be determined. Any Excise Tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination. In the event an Excise Tax is determined to be owed by us, none of the cash in the Trust Account nor interest earned on the cash in the Trust Account will be used to pay such Excise Tax.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules requiring, among other matters, (i) additional disclosures relating to SPAC business combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed business combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for business combination registration statements.

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the 2024 SPAC Rules and related guidance may (i) increase the costs of and the time needed to negotiate and complete an initial business combination and (ii) constrain the circumstances under which we could affect our ability to complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial Business Combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account were initially invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form was intended to be temporary and for the sole purpose of facilitating the intended Business Combination. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, on March 3, 2023, we instructed Continental, as trustee of the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at a bank.

Pursuant to the Trust Agreement, Continental is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our IPO was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of our initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend our Charter (x) in a manner that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the Combination Period; or (y) with respect to any other provision relating to the rights of holders of shares of our Class A common stock or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the Combination Period, our return of the funds held in the Trust Account to our Public Stockholders as part of our redemption of the Public Shares.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination or may result in our liquidation. If we are unable to complete our initial Business Combination, our Public Stockholders may receive only approximately $10.[ ] (as of December 31, 2023) per Public Share upon the liquidation of our Trust Account and our warrants will expire worthless.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Stockholders may only receive $10.[ ] per share (as of December 31, 2023), and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company, such as Crystal Lagoons, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We have received two notices from Nasdaq indicating that we were not in compliance with two Nasdaq Listing Rules. If we cannot regain compliance, our securities will be subject to delisting and the liquidity and the trading price of our securities could be adversely affected.

On February 27, 2024, we received the Nasdaq Notice from the Nasdaq Staff indicating that we failed to comply with Nasdaq IM-5101-2, which requires that a SPAC must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement.

Pursuant to the Nasdaq Notice, if we did not request a hearing before the Nasdaq Panel, our securities would have been subject to suspension and delisting from the Nasdaq Capital Market at the opening of business on March 7, 2024, and a Form 25-NSE would have been filed with the SEC, which would have removed our securities from listing and registration on Nasdaq.

On March 4, 2024, we timely requested a hearing before the Nasdaq Panel to appeal the Nasdaq Notice. Such hearing request stays the suspension of trading of our securities, and our securities will continue to trade on the Nasdaq Capital Market until the hearing process concludes and the Nasdaq Panel issues a written decision.

On March 5, 2024, we received a letter from the Nasdaq Staff notifying us that our hearing before the Nasdaq Panel will be held on May 2, 2024.

There can be no assurance that the Nasdaq Panel will grant our request for a suspension of delisting or continued listing on the Nasdaq Capital Market.

On April 26, 2024, we received the Second Nasdaq Notice from the Nasdaq Staff notifying us that we are not in compliance with Nasdaq’s Listing Rules as set forth in in Listing Rule 5250(c)(1) given our failure to timely file our 2023 Form 10-K. In accordance with Nasdaq rules, a company that receives a delist determination for delinquency can request an appeal to the Nasdaq Panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. A request for a hearing regarding a delinquent filing will stay the suspension of such company’s securities only for a period of 15 days from the date of the request. The Second Nasdaq Notice provided that, since the Company is already before the Nasdaq Panel for its failure to complete a business combination, we will have seven days, or until April 30, 2024, to request a stay of the suspension, pending a Nasdaq Panel decision. We intend to submit a request for a stay of the suspension. However, there can be no assurance that the Nasdaq Panel will grant our request for a stay of suspension of delisting.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A common stock are a “penny stock” which will require brokers trading in our Class A Class A commons stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage;

●	a decreased ability to issue additional securities or obtain additional financing in the future; and

●	being subject to regulation in each state in which we offer our securities, including in connection with our initial Business Combination.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our Units, Class A common stock, and Public Warrants are currently listed on Nasdaq, our Units, Class A common stock, and Public Warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

Our Sponsor, officers and directors own a substantial number of our outstanding shares of common stock and can approve the Extension Amendment Proposal and Adjournment Proposal, if presented, without the vote of other stockholders.

Our Sponsor, officers and directors, following redemptions by our Public Stockholders in connection with the First Extension and Second Extension, own approximately 79.8% of the outstanding shares of common stock entitled to vote at the Meeting and intend to vote all of the shares of common stock owned by them in favor of the Extension Amendment Proposal and the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Meeting and our Sponsor, officers and directors vote all of the shares of common stock owned by them at the Meeting, the Extension Amendment Proposal and the Adjournment Proposal, if presented, can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Proposals.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on July 21, 2020, for the purpose of effecting a Business Combination with one or more businesses. On March 2, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $308,000,000 in the aggregate. The Underwriters had a 45-day option from March 2, 2021, to purchase up to an additional 4,500,000 Units to cover over-allotments. On March 8, 2021, the Underwriters exercised their over-allotment option in full, and the closing of the issuance and sale of the additional 4,500,000 Over-Allotment Units occurred on March 10, 2021, generating gross proceeds of $45,000,000. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 90,000 Private Placement Units at a price of $10.00 per Private Placement Unit, generating an additional $900,000 of gross proceeds.

Following the closing of the IPO and the over-allotment option, which was fully exercised, on March 2, 2021, and March 10, 2021, respectively, $345,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Units was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (in our case, June 2, 2024). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Crystal Lagoons Business Combination.

The Company initially had until March 2, 2023, to consummate an initial Business Combination. On February 28, 2023, the Company held a special meeting of stockholders, at which stockholders approved an extension of the time the Company has to complete a Business Combination from March 2, 2023 to December 2, 2023, or such earlier date as determined by the Board. In connection with such meeting, stockholders holding 31,291,466 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account, and as a result $318,435,861 (approximately $10.17 per share) was removed from the Trust Account to pay such holders. In connection with the First Extension, on March 3, 2023, the Company issued the First Extension Promissory Note in the aggregate principal amount of up to $900,000 to the Sponsor, pursuant to which the Sponsor agreed to loan to the Company equal installments of $100,000, or approximately $0.03 per Public Share that was not redeemed in connection with the First Extension, to be deposited into the Trust Account for each month of the First Extension. Following the redemptions in connection with the First Extension, the Company had 3,208,534 Public Shares outstanding.

On February 6, 2023, the Sponsor and the Representative elected to convert on a one-for-one basis 8,625,000 shares of our Class B common stock that were issued prior to our IPO into 8,625,000 shares of Class A common stock, and following the Founder Conversion, our Sponsor and the Representative no longer owned any shares of Class B common stock. The Founder Shares, following the Founder Conversion, are subject to the same restrictions as the Class B common stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in our IPO Prospectus. The Founder Shares are entitled to registration rights.

On November 27, 2023, the Company held a special meeting in lieu of an annual meeting of stockholders, at which stockholders approved, among other things, an extension of the time the Company has to complete a Business Combination from December 2, 2023 to June 2, 2024, or such earlier date as determined by the Board. In connection with such meeting, stockholders holding 1,859,153 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account, and as a result $19.567 million (approximately $10.52 per share) was removed from the Trust Account to pay such holders. In connection with the Second Extension, on December 1, 2023, the Company issued the Second Extension Promissory Note in the aggregate principal amount of up to $202,410  to the Sponsor, pursuant to which the Sponsor agreed to loan to the Company equal installments of $33,735, which have been and will continue to be deposited into the Trust Account for each month, from December 2, 2023 until June 2, 2024, or portion thereof, that is needed of the Second Extension to complete an initial Business Combination. Following the redemptions in connection with the Second Extension, the Company has 1,349,381 Public Shares outstanding.

On February 27, 2024, we received the Nasdaq Notice from the Nasdaq Staff indicating that we failed to comply with Nasdaq IM-5101-2, which requires that a SPAC must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement.

Pursuant to the Nasdaq Notice, if we did not request a hearing before the Nasdaq Panel, our securities would have been subject to suspension and delisting from the Nasdaq Capital Market at the opening of business on March 7, 2024, and a Form 25-NSE would have been filed with the SEC, which would have removed our securities from listing and registration on Nasdaq.

On March 4, 2024, we timely requested a hearing before the Nasdaq Panel to appeal the Nasdaq Notice. Such hearing request stays the suspension of trading of our securities, and our securities will continue to trade on the Nasdaq Capital Market until the hearing process concludes and the Nasdaq Panel issues a written decision.

On March 5, 2024, we received a letter from the Nasdaq Staff notifying us that our hearing before the Nasdaq Panel will be held on May 2, 2024.

There can be no assurance that the Nasdaq Panel will grant our request for a suspension of delisting or continued listing on the Nasdaq Capital Market.

On April 26, 2024, we received the Second Nasdaq Notice from the Nasdaq Staff notifying us that we are not in compliance with Nasdaq’s Listing Rules as set forth in in Listing Rule 5250(c)(1) given our failure to timely file our 2023 Form 10-K. In accordance with Nasdaq rules, a company that receives a delist determination for delinquency can request an appeal to the Nasdaq Panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. A request for a hearing regarding a delinquent filing will stay the suspension of such company’s securities only for a period of 15 days from the date of the request. The Second Nasdaq Notice provided that, since the Company is already before the Nasdaq Panel for its failure to complete a business combination, we will have seven days, or until April 30, 2024, to request a stay of the suspension, pending a Nasdaq Panel decision. We intend to submit a request for a stay of the suspension. However, there can be no assurance that the Nasdaq Panel will grant our request for a stay of suspension of delisting.

There are currently 11,139,381 shares of our Class A common stock and no shares of Class B common stock issued and outstanding. In addition, simultaneously with and following our IPO, we have issued (i) Public Warrants to purchase 11,500,000 shares of Class A common stock and (ii) warrants included in our Private Placement Units to purchase 296,667 shares of Class A common stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO, and in connection with the Underwriters’ exercise of its over-allotment option following the IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. Each Private Placement Unit consists of one share of Class A common stock and one-third of one warrant. The warrants will become exercisable 30 days after the completion of our initial Business Combination and will expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The private placement warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of the Record Date, approximately $[ ] from our IPO and the sale of the Private Placement Units is being held in our Trust Account in the United States maintained by Continental, acting as trustee. On March 3, 2023, we instructed Continental, as trustee of the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at a bank until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, provide the working capital loans as may be required. If the Company completes a Business Combination, the Company would repay the working capital loans out of the proceeds of the Trust Account released to the Company. Otherwise, the working capital loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the working capital loans, but no proceeds from the Trust Account would be used to repay the working capital loans. Up to $1,500,000 of such working capital loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the placement warrants included in the Private Placement Units, including as to exercise price, exercisability and exercise period. As of March 31, 2024, no working capital loans were outstanding.

Proposed Business Combination with Crystal Lagoons

This summary of the Crystal Lagoons Merger Agreement is qualified in its entirety by reference to the complete text of the Crystal Lagoons Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Business Combination 8-K and incorporated by reference herein. Unless otherwise defined herein, the capitalized terms used below have the same meanings given to them in the Crystal Lagoons Merger Agreement. For more information about the Crystal Lagoons Business Combination, see the Business Combination 8-K.

On December 22, 2023, we entered into the Crystal Lagoons Merger Agreement with Original Crystal Lagoons, Crystal Lagoons and the Merger Subs.

Pursuant to the Crystal Lagoons Merger Agreement, subject to the terms and conditions set forth therein, not less than one business day prior to the Closing Date, Crystal Lagoons and all of the then stockholders of Original Crystal Lagoons shall enter into a contribution agreement providing for the contribution by all of the then holders of all of the then outstanding shares of capital stock of Original Crystal Lagoons to Crystal Lagoons in consideration of the issuance by Crystal Lagoons of an equal number of shares of Crystal Lagoons common stock (the consummation of the transactions provided in the foregoing clauses, the “Contribution”) and pursuant to which Contribution, the former stockholders of Original Crystal Lagoons become stockholders of Crystal Lagoons and Original Crystal Lagoons becomes a wholly owned subsidiary of Crystal Lagoons.

Pursuant to the Crystal Lagoons Merger Agreement, subject to the terms and conditions set forth therein, not less than one business day prior to the Closing Date, but after the consummation of the Contribution, Original Crystal Lagoons and Crystal Lagoons, as the then sole stockholder of Original Crystal Lagoons, shall cause Original Crystal Lagoons to be converted from a Delaware corporation to a Delaware limited liability company and all of the issued and outstanding shares of capital stock of Original Crystal Lagoons held by Crystal Lagoons immediately prior to the effective time of the Conversion (as defined below) shall be converted into all of the limited liability company interests of Original Crystal Lagoons, as a Delaware limited liability company, and Crystal Lagoons shall be admitted as the sole member of Original Crystal Lagoons, as a Delaware limited liability company, all in accordance with the DGCL and the Delaware Limited Liability Company Act (the “Conversion”).

Pursuant to the Crystal Lagoons Merger Agreement, subject to the terms and conditions set forth therein, on the Closing Date of the Crystal Lagoons Business Combination, (i) Merger Sub 1 will merge with and into Crystal Lagoons (the “First Merger”), with Crystal Lagoons continuing as the surviving corporation and our wholly owned subsidiary, as a result of which each share of Crystal Lagoons common stock issued and outstanding immediately prior to the First Effective Time (other than the shares of Crystal Lagoons common stock owned by Crystal Lagoons or any subsidiary of Crystal Lagoons prior to the First Effective Time and the shares of Crystal Lagoons common stock held by holders demanding appraisal rights) will automatically be cancelled and will cease to exist in exchange for the right to receive a portion of the Closing Merger Shares Consideration and a portion of the Earnout Shares Consideration, and (ii) Crystal Lagoons, as the surviving corporation and our wholly owned subsidiary after the First Merger, will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving limited liability company and our wholly-owned subsidiary, as a result of which each share of Crystal Lagoons common stock will no longer be outstanding and will automatically be cancelled and will cease to exist, and no consideration shall be paid in consideration thereof, and each limited liability company interest of Merger Sub 2 will remain outstanding as a limited liability company interest of the surviving entity.

Our Charter currently provides that the Company has until June 2, 2024 to complete its initial Business Combination. While we are using our best efforts to complete the Crystal Lagoons Business Combination as soon as practicable, the Board believes that there will not be sufficient time before June 2, 2024 to complete the Crystal Lagoons Business Combination. Accordingly, the Board believes that in order to be able to consummate the Crystal Lagoons Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite our best efforts, be able to complete the Crystal Lagoons Business Combination or another initial Business Combination on or before June 2, 2024. If that were to occur, we would be precluded from completing the Crystal Lagoons Business Combination or another initial Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate the Crystal Lagoons Business Combination (or if the Crystal Lagoons Business Combination is not consummated, another initial Business Combination) to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

If the Extension Amendment is approved and implemented, subject to satisfaction of the conditions to closing in the Crystal Lagoons Merger Agreement (including, without limitation, receipt of stockholder approval of the Crystal Lagoons Business Combination), the Company intends to complete the Crystal Lagoons Business Combination as soon as possible and in any event on or before the Extended Date. However, there is no assurance that we will be able to consummate the Crystal Lagoons Business Combination, given the actions that must occur prior to closing of the Crystal Lagoons Business Combination.

You are not being asked to vote on the Crystal Lagoons Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Crystal Lagoons Business Combination, you will retain the right to vote on the Crystal Lagoons Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Crystal Lagoons Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE MEETING

Overview

Date, Time and Place

The Meeting of the stockholders will be held at [     ] Eastern Time on [     ], 2024 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at [     ]. The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

●	Record Holders. If your shares are registered in your name with our transfer agent, Continental, and you wish to attend the online-only virtual Meeting, go to [ ], enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

●	Beneficial Holders. Beneficial stockholders who own shares of the Company in “street name,” who wish to attend the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting our transfer agent, Continental, a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial stockholders should contact our transfer agent by [ ], 2024 at the latest (five business days prior to the Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including virtually) or represented by proxy constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 5,569,691 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our common stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our common stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Extension Amendment Proposal

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our common stock outstanding on the Record Date, including the Founder Shares. If you do not vote or if you abstain from voting on the Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 11,139,381 shares of Class A common stock and no shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Our Sponsor, officers and directors, following redemptions by our Public Stockholders in connection with the First Extension and Second Extension, own approximately 79.8% of the outstanding shares of common stock entitled to vote at the Meeting and intend to vote all of the shares of common stock owned by them in favor of the Extension Amendment Proposal and the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Meeting and our Sponsor, officers and directors vote all of the shares of common stock owned by them at the Meeting, the Extension Amendment Proposal and the Adjournment Proposal, if presented, can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Extension Amendment Proposal and the Adjournment Proposal, if presented.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, Public Stockholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[    ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[   ] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve the Crystal Lagoons Business Combination, or if the Company has not consummated the Crystal Lagoons Business Combination, by the Extended Date. See the section below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights.”

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of our common stock as of the Record Date. You may contact the Solicitation Agent at:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to provide the Company with additional time to complete the Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination, as further described below. A copy of the proposed third amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Charter provides that the Company has until June 2, 2024 to complete an initial Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Crystal Lagoons Business Combination (or if the Crystal Lagoons Business Combination is not consummated, another initial Business Combination).

The IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all Public Stockholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we believe that the Crystal Lagoons Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude the Crystal Lagoons Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond June 2, 2024 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Crystal Lagoons Business Combination.

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by June 2, 2024, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by June 2, 2024. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. However, our Sponsor, officers, directors or Representative will be entitled to liquidating distributions from the Trust Account with respect to any public shares that they acquired in or after our IPO if we fail to complete our Business Combination by June 2, 2024.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file a third amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and expects that its Units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate the Crystal Lagoons Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us, on a monthly basis, Loans equal to the Monthly Amount, which amount will be paid if the Business Combination is not consummated by June 2, 2024, for each calendar month (commencing on June  3, 2024, and ending on the second (2nd) day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until December 2, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [    ] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on December 2, 2024, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $[      ] per share, with the aggregate maximum contribution to the Trust Account being $[      ]. However, if [       ] Public Shares are redeemed and [    ] of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $[        ] per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account by June 3, 2024. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the second (2nd) day of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether, and for how many months, to extend up until December 2, 2024, and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $[    ] that was in the Trust Account as of the Record Date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each Public Stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[    ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[    ] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [    ], 2024.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on [    ], 2024 (two business days before the Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on [    ], 2024 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not the stockholder is a record holder or the stockholder’s shares are held in “street name,” by contacting the Company’s transfer agent or the stockholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on [  ], 2024 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a Public Stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[    ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[    ] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on the Record Date as reported on the Nasdaq was $10.[ ].

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the Public Shares. You will be entitled to receive cash for these Public Shares only if you properly demand redemption and tender your stock certificate(s) to Continental, the Company’s transfer agent, prior to 5:00 p.m. Eastern Time on [ ], 2024 (two business days before the Meeting). The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

In addition, with respect to potential redemptions of Public Shares, the Sponsor may enter into arrangements with a limited number of the Company’s stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such stockholders either Founder Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Business Combination has not been consummated, the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 8,225,000 Founder Shares (all of which have been converted into shares of our Class A common stock) and an additional 660,000 shares of Class A common stock included in the Private Placement Units, representing, in the aggregate, approximately 79.8% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that the Sponsor holds 8,225,000 shares of our Class A common stock and 660,000 Private Placement Units, and all such securities are directly or indirectly beneficially owned by our executive officers and directors, all of which would expire worthless if the Crystal Lagoons Business Combination or another Business Combination is not consummated;

●

the fact that the Sponsor holds the IPO Promissory Note, a non-interest bearing unsecured promissory note in the principal amount of up to $300,000 issued in connection with the IPO, of which approximately $36,921 was outstanding as of March 31, 2024;

●

the fact that the Sponsor holds the First Extension Promissory Note, a non-interest bearing unsecured promissory note in the principal amount of up to $900,000 issued in connection with the First Extension, of which $900,000 had been drawn down as of March 31, 2024;

●

the fact that the Sponsor holds the Second Extension Promissory Note, a non-interest bearing unsecured promissory note in the principal amount of up to $202,410 issued in connection with the Second Extension, of which $50,000 had been drawn down as of March 31, 2024;

●

the fact that the Sponsor holds the Sponsor Promissory Note, a non-interest bearing unsecured promissory note in the principal amount of up to $750,000, of which approximately $750,000 was outstanding as of March 31, 2024 and is due on demand;

●	the fact that the Sponsor or an affiliate of the Sponsor may, but is not obligated to, provide us with working capital loans that, if not repaid, may be convertible into warrants at a price of $1.00 per share at the option of the Sponsor;

●	the fact that, unless the Company consummates the Business Combination, the Sponsor will not receive reimbursement for certain out-of-pocket expenses incurred by it on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that an affiliate of the Sponsor receives $10,000 per month for office space, utilities and secretarial and administrative support, and such payments continue until the earlier of the consummation by the Company of an initial Business Combination or the Company’s liquidation;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to help us ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following the Crystal Lagoons Business Combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until June  2, 2024, to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

Our Charter states that if the Company’s stockholders approve an amendment to the Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if it does not complete a Business Combination before June 2, 2024, the Company will provide its Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond June 2, 2024, to the Extended Date.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the Business Combination is approved and completed or the Company has not consummated another Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL TWO — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposal. In no event will our Board adjourn the Meeting beyond June 2, 2024.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, (v) that actually or constructively own five percent or more of the Class A common stock of the Company, and (vi) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the Company’s shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-third of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Company’s Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.” Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Company’s Class A common stock, and, in the case where shares of the Company’s Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Company’s Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Company’s Class A common stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Company’s Class A common stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), generally will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Company’s Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.” Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

In the table below, the presentation gives effect to the Founder Conversion, in which our Sponsor and the Representative elected to convert on a one-for-one basis 8,625,000 shares of our Class B common stock into 8,625,000 shares of our Class A common stock, and accordingly the percentage ownership is based on 11,139,381 shares of our common stock, consisting of (i) 11,139,381 shares of our Class A common stock and (ii) 0 shares of our Class B common stock, issued and outstanding as of the Record Date. Our Sponsor consummated the Founder Conversion, in part, on the basis that having additional shares of our Class A common stock issued and outstanding may assist the Company in meeting applicable continued listing requirements of Nasdaq.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these private placement warrants are not exercisable within 60 days of the date of this Proxy Statement.

Name and Address of Beneficial Owner(1)	Class A Common Stock Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Twelve Seas Sponsor II LLC(2)	8,885,000	79.76%
Neil Richardson(3)	—	—
Dimitri Elkin(2)	8,885,000	79.76%
Jonathan Morris(2)	8,885,000	79.76%
Anthony Steains(3)	—	—
Bob Foresman	—	—
All executive officers and directors as a group (5 individuals)	8,885,000	79.76%

Other 5% Stockholders
Fir Tree Capital Management(4)	968,230	8.69%
Mizuho Securities USA LLC(5)	905,000	8.12%

(1)	Unless otherwise noted, the principal business address of each of the following entities or individuals is c/o 228 Park Avenue S., Suite 89898, New York, NY 10003-1502.

(2)	Twelve Seas Sponsor II LLC, our Sponsor, is the record holder of the securities reported herein. On February 6, 2023, our Sponsor elected to convert on a one-for-one basis 8,225,000 shares of our Class B common stock into 8,225,000 shares of our Class A common stock in the Founder Conversion. Dmitri Elkin and Jonathan Morris are the managing members of our Sponsor. By virtue of this relationship, Dmitri Elkin and Jonathan Morris may be deemed to share beneficial ownership of the securities held of record by our Sponsor. Dmitri Elkin and Jonathan Morris disclaim any such beneficial ownership except to the extent of his pecuniary interest.
(3)	Each of these individuals holds a direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(4)	According to a Form 13F-HR filed on August 14, 2023, Fir Tree Capital Management LP (“Fir Tree Capital”) holds 968,230 Public Shares as of June 30, 2023, which does not reflect any redemption of shares by Fir Tree Capital in connection with redemptions from the Second Extension or any other transactions after June 30, 2023. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect Fir Tree Capital’s current beneficial ownership. The principal business address for Fir Tree Capital is 500 Fifth Avenue, 9th FL, New York, NY 10110.
(5)	Mizuho Securities USA LLC, the representative of the Underwriters, is the record holder of the securities reported herein. On February 6, 2023, the Representative elected to convert on a one-for-one basis 400,000 shares of our Class B common stock into 400,000 shares of our Class A common stock in the Founder Conversion. The Representative also holds 275,000 shares of our Class A common stock issued as representative shares upon the consummation of the IPO and 230,000 shares of our Class A common stock underlying the Private Placement Units that the Representative purchased in the private placement that closed simultaneously with the IPO. The principal business address for the Representative is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

Changes in Control

None. For more information on the Crystal Lagoons Business Combination, please see “Background”.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold a special meeting of stockholders before the Extended Date to consider and vote upon the approval of the Crystal Lagoons Business Combination. Accordingly, if we consummate a Business Combination, the Company’s next special meeting of stockholders will be held at a future, to be determined, date. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Extended Date, the Company will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

●	If the shares are registered in your names, you should contact us at (323) 667-3211 or by mail at 228 Park Avenue S., Suite 89898, New York, NY 10003-1502, to inform us of your request; or

●	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from us via e-mail at dimitri@twelveseascapital.com.

If you are a stockholder of the Company and would like to request documents, please do so by [     ], 2024, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED THIRD AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TWELVE SEAS INVESTMENT COMPANY II

Pursuant to Section 242 of the
Delaware General Corporation Law

Twelve Seas Investment Company II (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)	The name of the Corporation is Twelve Seas Investment Company II. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 21, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 25, 2021 (the “Amended and Restated Certificate of Incorporation”, as amended by the First Amendment and the Second Amendment (both as defined below). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 28, 2023 (the “First Amendment”). A Second Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 28, 2023 (the “Second Amendment”).

2)	This Third Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3)	This Third Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4)	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 1, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its Business Combination by December 2, 2024, or such earlier date as determined by the Corporation’s board of directors (or, if the Office of the Delaware Division of Corporations shall not be open for a full business day (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day (the “Deadline Date”)) and (iii) the redemption of shares in connection with a vote seeking to (a) amend such provisions of this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of common stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

IN WITNESS WHEREOF, the Corporation has caused this Third Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [__] day of [May][June], 2024.

TWELVE SEAS INVESTMENT COMPANY II

By:
Name:	Dimitri Elkin
Title:	Chief Executive Officer

A-2

TWELVE SEAS INVESTMENT COMPANY II

228 Park Avenue S.

Suite 89898

New York, NY 20003-1502

SPECIAL MEETING I OF STOCKHOLDERS
[     ], 2024
YOUR VOTE IS IMPORTANT

FOLD AND DETATCH HERE

TWELVE SEAS INVESTMENT COMPANY II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [      ], 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [      ], 2024 (the “Proxy Statement”) in connection with the special meeting of stockholders of Twelve Seas Investment Company II (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at [     ] Eastern Time on [      ], 2024 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Dimitri Elkin and Jonathan Morris, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on [     ], 2024:

The notice of Meeting and the accompanying Proxy Statement t are available at [        ].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2, IF PRESENTED.	Please mark ☒ votes as indicated in this example

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation, as amended, to extend the date by which the Company has to consummate a Business Combination from June 2, 2024 to December 2, 2024 (or such earlier date as determined by the Board).

	☐	☐	☐
Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.	☐	☐	☐

Date: _______________, 2024

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, AND PROPOSAL 2 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.